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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  May 14, 1997


                        TRANSAMERICAN ENERGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                     33-85930                                   76-0441642
                     --------                                   ----------
             (Commission File Number)                        (I.R.S. Employer
                                                           Identification No.)


                 1300 North Sam Houston Parkway East, Suite 200
                             Houston, Texas  77032
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (281) 986-8822
                                 --------------
              (Registrant's telephone number, including area code)


                        1300 East North Belt, Suite 200
                             Houston, Texas  77032
                        -------------------------------
         (Former name or former address, if changed since last report)




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         On May 14, 1997, the Registrant issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended ("Securities Act"), announcing the commencement of an offering of debt securities not registered or required to be registered under the Securities Act. This press release is filed as Exhibit 99.1 to this report and incorporated herein by reference thereto.

         Also on May 14, 1997, the Registrant issued a press release announcing the commencement of a tender offer for all of the outstanding common stock purchase warrants of its subsidiary, TransAmerican Refining Corporation ("TARC"). This press release is filed as Exhibit 99.2 to this report and incorporated herein by reference thereto.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed as a part of this report:

         99.1 -  Press Release dated May 14, 1997 Announcing
                 Unregistered Note Offering.

         99.2 - Press Release dated May 14, 1997 Announcing Tender Offer for TARC Common Stock Purchase Warrants.





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ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRANSAMERICAN ENERGY CORPORATION


                                        By  /s/  Ed Donahue
                                          ------------------------------------
                                        Name:    Ed Donahue
                                        Title:   Vice President


Dated:  May 15, 1997





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                                    EXHIBITS


Exhibit
  No.       Description                                                                   Page
-------     -----------                                                                   ----
99.1        Press Release Dated May 14, 1997 Announcing
            Unregistered Note Offering . . . . . . . . . . . . . . . . . . . . . . . .      6

99.2        Press Release Dated May 14, 1997 Announcing
            Tender Offer for TARC Common Stock Purchase Warrants . . . . . . . . . . .      7





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